                                                                               .
                                                                               .
                                                                               .

                                    EXHIBIT A
                                       TO
                          EXPENSE LIMITATION AGREEMENT
                             AMENDED MARCH 13, 2009

                                                    Expense   Termination
Fund                                       Class      Cap         Date
----                                     --------   -------   -----------
ClariVest International Equity Fund      Class I     0.99%      03/26/10
ClariVest International Equity Fund      Class II    1.24%      03/26/10
ClariVest SMid Cap Growth Fund           Class I     1.00%      03/26/10
ClariVest SMid Cap Growth Fund           Class II    1.25%      03/26/10
Smith Group Large Cap Core Growth Fund   Class I     0.79%      05/28/10
Smith Group Large Cap Core Growth Fund   Class II    1.04%      05/28/10
Mount Lucas U.S. Focused Equity Fund     Class I     0.95%      09/27/10
Mount Lucas U.S. Focused Equity Fund     Class II    1.20%      09/27/10
Dynamic Energy Fund                      Class I     1.25%      03/13/12
Dynamic Energy Fund                      Class II    1.50%      03/13/12
Dynamic Energy Income Trust Fund         Class I     1.15%      03/13/12
Dynamic Energy Income Trust Fund         Class II    1.40%      03/13/12
Dynamic Global Growth Fund               Class I     1.15%      03/13/12
Dynamic Global Growth Fund               Class II    1.40%      03/13/12
Dynamic Growth Navigator Fund            Class I     1.25%      03/13/12
Dynamic Growth Navigator Fund            Class II    1.50%      03/13/12
Dynamic Infrastructure Fund              Class I     1.25%      03/13/12
Dynamic Infrastructure Fund              Class II    1.50%      03/13/12
Dynamic Natural Resources Fund           Class I     1.25%      03/13/12
Dynamic Natural Resources Fund           Class II    1.50%      03/13/12
Dynamic Contrarian Advantage Fund        Class I     1.15%      03/13/12
Dynamic Contrarian Advantage Fund        Class II    1.40%      03/13/12
Dynamic Discovery Fund                   Class I     1.25%      03/13/12
Dynamic Discovery Fund                   Class II    1.50%      03/13/12
Dynamic Gold & Precious Metals Fund      Class I     1.25%      03/13/12
Dynamic Gold & Precious Metals Fund      Class II    1.50%      03/13/12

Dynamic North American Value Fund        Class I     1.05%      03/13/12
Dynamic North American Value Fund        Class II    1.30%      03/13/12
Dynamic U.S. Growth Fund                 Class I     0.95%      03/13/12
Dynamic U.S. Growth Fund                 Class II    1.20%      03/13/12
Dynamic U.S. Value Fund                  Class I     0.95%      03/13/12
Dynamic U.S. Value Fund                  Class II    1.20%      03/13/12